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                                                            EXHIBIT 1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



   As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the previously filed Case Corporation S-8 Registration Statement (No. 333-04963) for the Case Corporation Retirement Savings Plan: Profit Sharing Plan.


                                                            ARTHUR ANDERSEN LLP



   Milwaukee, Wisconsin,
   June 27, 1996.